As filed with the Securities and Exchange Commission
                                 on June 18, 1999
                                                           Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             EIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                                                 06-1017599
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               555 Herndon Parkway
                             Herndon, Virginia 20170
              (Address and zip code of Principal Executive Offices)


                1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                            (Full title of the Plan)


                              Mr. James E. McGowan
                      President and Chief Executive Officer
                               555 Herndon Parkway
                             Herndon, Virginia 20170
                    (Name, address and of agent for service)


                                 (703) 478-9808
          (Telephone number, including area code, of agent for service)

                                 with a copy to

                             S. Donald Gonson, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109


                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================
 Title of Securities to be       Amount to             Proposed Maximum             Proposed Maximum       Amount of Registration
        Registered             be Registered       Offering Price Per Share     Aggregate Offering Price            Fee
----------------------------------------------------------------------------------------------------------------------------------
Common Stock,                  50,000 shares               $2.69 (1)                  $134,500 (1)                $100.00
$0.01 par value per share
==================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee and based upon the average of the high and low trading prices of the Registrant's Common Stock, as reported on the Nasdaq National Market on June 16, 1999, in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

================================================================================

                     Statement of Incorporation by Reference
                     ---------------------------------------


     This Registration Statement on Form S-8 incorporates by reference the contents of a Registration Statement on Form S-8, File No. 33-59754, filed by the Registrant on March 17, 1993, as amended on May 25, 1993, and as further amended on May 9, 1998 relating to the Registrant's Amended and Restated Stock Option Plan, the Stock Option Plan for E. Kevin Dahill, the Stock Option Plan for Robert L. Schwartz, the 1993 Employee Stock Purchase Plan and the 1993 Stock Option Plan for Non-Employee Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Herndon, Commonwealth of Virginia, this the 18th day of June, 1999.


                                              EIS International, Inc.



                                              By: /s/ James E. McGowan
                                                  ----------------------------
                                                  James E. McGowan
                                                  President and
                                                  Chief Executive Officer




                                POWER OF ATTORNEY

     We, the undersigned officers and directors of EIS International, Inc., hereby severally constitute and appoint James E. McGowan, Frederick C. Foley and
S. Donald Gonson, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable EIS International, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated as of the 18th day of June, 1999.

                  Signature                               Title
                  ---------                               -----

     /s/ James E. McGowan                         President, Chief Executive
     -------------------------------              Officer and Director
     James E. McGowan                             (Principal Executive Officer)


     /s/ Frederick C. Foley                       Chief Financial Officer
     -------------------------------              (Principal Financial
     Frederick C. Foley                           Accounting Officer)


     /s/ Robert Cresci                            Director
     -------------------------------
     Robert Cresci


     /s/ Robert Jesurum                           Director
     -------------------------------
     Robert Jesurum


     /s/ Kent M. Klineman                         Director
     -------------------------------
     Kent M. Klineman


     /s/ Charles McCall                           Director
     -------------------------------
     Charles McCall

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                                    Sequential
Number                         Description                                                Page Number
-------                        -----------                                                -----------

   4.1                     Restated Certificate of Incorporation,
                           as amended.(1)                                                      --

   4.2                     By-Laws, as amended.(2)                                             --

   4.3                     Specimen Certificate of Common Stock
                           of the Registrant.(3)                                               --

   5.1                     Opinion of Hale and Dorr LLP.                                       --

  23.1                     Consent of Hale and Dorr LLP (included in
                           Exhibit 5.1).                                                       --

  23.2                     Consent of KPMG LLP.                                                --

  24.1                     Power of Attorney (included in the signature
                           pages of this Registration Statement).                              --

-------------------------

(1) Incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 33-79814) filed with the Securities and Exchange Commission on June 3, 1994.

(2) Incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993.

(3) Incorporated herein by reference to Exhibit C to the Registrant's Registration Statement on Form 8-A dated June 22, 1992.